[EXHIBIT 10rr TO COLONIAL GAS COMPANY
                 10-K FOR YEAR ENDED DECEMBER 31, 1995]


                                            SERVICE PACKAGE 10778
                                                  AMENDMENT NO. 0




                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule)

THIS AGREEMENT is made and entered into as of the 1st day of June, 1995, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and COLONIAL GAS COMPANY, a MASSACHUSETTS Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                            ARTICLE I

                           DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 16,083 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas
     Tariff.

                           ARTICLE II

                         TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                           ARTICLE III

                POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                           ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

                            ARTICLE V

      QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.


                           ARTICLE VI

            RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, therates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2  INCIDENTAL   CHARGES   -   Shipper   agrees   to   reimburse
     Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                           ARTICLE VII

                      BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of the FERC Gas Tariff.

                          ARTICLE VIII

                  GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                           ARTICLE IX

                           REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2  The   transportation  service  described  herein  shall   be
     provided  subject  to  Subpart G,  Part  284,  of  the  FERC
     Regulations.

                            ARTICLE X

              RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                           ARTICLE XI

                           WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas
     Tariff, Shipper warrants the following:

     (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

     (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                           ARTICLE XII

                              TERM

12.1 This Agreement shall be effective as of June 1, 1995, and shall remain in force and effect until May 31, 2000, ("Primary Term") and on a Automatic Rollover basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend upon the expiration of the
     primary   term   for  a  term  of  five  years   and   shall
     automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for services rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                          ARTICLE XIII

                             NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

  TRANSPORTER:   TENNESSEE GAS PIPELINE COMPANY
                 P.O. BOX 2511
                 HOUSTON, TX 77252-2511
                 ATTENTION:  DIRECTOR, TRANSPORTATION CONTROL

  SHIPPER:

     NOTICES:    COLONIAL GAS CO
                 40 MARKET STREET
                 P.O. BOX 3064
                 LOWELL, MA  01853-3064
                 ATTENTION: MARTIN DEBRUIN

     BILLING:    COLONIAL GAS CO
                 40 MARKET STREET
                 P.O. BOX 3064
                 LOWELL, MA  01853-3064
                 ATTENTION: MARTIN DEBRUIN

or to such other address as either Party shall designate by formal written notice to the other.

                           ARTICLE XIV

                           ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                           ARTICLE XV

                          MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

"TRANSPORTER"

TENNESSEE GAS PIPELINE COMPANY



BY:___________________________
  Agent and Attorney-in-Fact

DATE:_________________________


"SHIPPER"

COLONIAL GAS COMPANY


BY:____________________________

TITLE: ________________________

DATE: _________________________


                         GAS  TRANSPORTATION  AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   EXHIBIT "A"
                  AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                               DATED June 1, 1995
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                                 COLONIAL GAS CO


COLONIAL GAS CO
EFFECTIVE DATE OF AMENDMENT:  June 1, 1995
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  10778
SERVICE PACKAGE TQ:  16,083 Dth


                      INTERCONNECT
METER   METER NAME    PARTY NAME     COUNTY  ST  ZONE R/D  LEG

020578  PENN-NFG-     NATIONAL FUEL  POTTER  PA  04   R    300
        ANDREWS       GAS SUPPLY
        SETTLEMENT    CORP
        SA

020139	COLONIAL-     COLONIAL GAS   MIDDLE- MA  06   D    200
        TEWKSBURY     CO              SEX
        MASS


                      INTERCONNECT
METER   METER NAME    PARTY NAME       METER-TQ   BILLABLE-TQ

020578  PENN-NFG-     NATIONAL FUEL    16,083       16,083
        ANDREWS       GAS SUPPLY
        SETTLEMENT    CORP
        SA
                     Total Receipt TQ: 16,083       16,083

020139	COLONIAL-     COLONIAL GAS     16,083       16,083
        TEWKSBURY     CO
        MASS



NUMBER OF RECEIPT POINTS AFFECTED:  1
NUMBER OF DELIVERY POINTS AFFECTED:  1


Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.


           [END OF EXHIBIT 10rr TO COLONIAL GAS COMPANY
             10-K FOR YEAR ENDED DECEMBER 31, 1995]